Summary of Significant Accounting Policies	6 Months Ended
Dec. 31, 2020
Accounting Policies [Abstract]
Summary of Significant Accounting Policies

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation and Principles of Consolidation

The accompanying unaudited condensed consolidated financial statements have been prepared in accordance with the U.S. generally accepted accounting principles (“GAAP”) for interim financial information. Accordingly, they do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements. In the opinion of management, all adjustments (consisting only of normal recurring accruals) considered necessary for a fair presentation have been included. Operating results for the six months ended December 31, 2020 and 2019 are not necessarily indicative of the results that may be expected for the full year. The information included in this interim report should be read in conjunction with Management’s Discussion and Analysis of Financial Condition and Results of Operations and the financial statements and notes thereto included in the Company’s annual financial statements in form 20-F for the fiscal year ended June 30, 2020 as filed with the SEC on October 30, 2020.

The Company’s consolidated financial statements reflect the operating results of the following entities:

Name of Entity	Date of Incorporation	Place of Incorporation	% of Ownership	Principal Activities
Dogness (International) Corporation (“Dogness” or the “Company”)	July 11, 2016	BVI	Parent, 100%	Holding Company
Dogness (Hongkong) Pet’s Products Co., Limited (“HK Dogness”)	March 10, 2009	Hong Kong	100%	Trading
Jiasheng Enterprise (Hong Kong) Co., Limited (“HK Jiasheng”)	July 12, 2007	Hong Kong	100%	Trading
Dogness Intelligence Technology (Dongguan) Co., Ltd. (“Dongguan Dogness”)	October 26, 2016	Dongguan, China	100%	Holding Company
Dongguan Jiasheng Enterprise Co., Ltd. (“Dongguan Jiasheng”)	May 15, 2009	Dongguan, China	100%	Development and manufacturing of pet leash products
Zhangzhou Meijia Metal Product Co., Ltd (“Meijia”)	July 9,2009	Zhangzhou, China	100%	Manufacturing of pet leash products
Dogness Overseas Ltd (“Dogness Overseas”)	February 8, 2018	BVI	100%	Holding Company
Dogness Group LLC (“Dogness Group”)	January 23, 2018	Delaware, United States	100%	Pet products trading
Dogness Intelligence Technology Co., Ltd. (“Intelligence Guangzhou”)	July 6, 2018	Guangzhou, China	58%	Research and manufacturing of intelligent pet products
Dogness Japan Co. Ltd. (“Dogness Japan”)	February 5, 2019	Osaka, Japan	51%	Developing and expanding pet food market, disposed on November 28, 2020
Dogness Pet Culture (Dongguan) Co. Ltd. (“Dogness Culture”)	December 14, 2018	Dongguan, China	51.2%	Developing and expanding pet food market

Noncontrolling interests

As of December 31, 2020, noncontrolling interests represent 42.0% and 48.8% noncontrolling shareholders’ interests in Intelligence Guangzhou and Dogness Culture, respectively. The noncontrolling interests are presented in the consolidated balance sheets, separately from equity attributable to the shareholders of the Company. Noncontrolling interests in the operating results of the Company are presented on the face of the unaudited condensed consolidated statements of operations and comprehensive income (loss) as an allocation of the total income or loss between noncontrolling interest holders and the shareholders of the Company.

Use of Estimates

In preparing the unaudited condensed consolidated financial statements in conformity with US GAAP, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. These estimates are based on information as of the date of the consolidated financial statements. Significant estimates required to be made by management include, but are not limited to, the valuation of accounts receivable, inventories, advances to suppliers, useful lives of property, plant and equipment, intangible assets, the recoverability of long-lived assets, provision necessary for contingent liabilities, and realization of deferred tax assets. Actual results could differ from those estimates.

Cash

The Company considers all highly liquid investment instruments with an original maturity of three months or less from the date of purchase to be cash equivalents. The Company maintains most of its bank accounts in the PRC. Cash balances in bank accounts in PRC are not insured by the Federal Deposit Insurance Corporation or other programs.

Short-term Investments

The Company’s short-term investments consist of wealth management financial products purchased from PRC banks with maturities within one month to twelve months. The banks invest the Company’s funds in certain financial instruments including money market funds, bonds or mutual funds, with rates of return on these investments ranging from 1.75% to 3.95% per annum. The carrying values of the Company’s short-term investments approximate fair value because of their short-term maturities. The interest earned is recognized in the unaudited condensed consolidated statements of operations and comprehensive income (loss) over the contractual term of these investments.

The Company had short-term investments of $933,910 and $3,551,968 as of December 31, 2020 and June 30, 2020, respectively. The Company recorded interest income of $34,789 and $147,971 for the six months ended December 31, 2020 and 2019, respectively.

Accounts Receivable, net

Accounts receivable are presented net of allowance for doubtful accounts. The Company usually determines the adequacy of reserves for doubtful accounts based on individual account analysis and historical collection trends. The Company establishes a provision for doubtful receivables when there is objective evidence that the Company may not be able to collect amounts due. The allowance is based on management’s best estimates of specific losses on individual exposures, as well as a provision on historical trends of collections. The provision is recorded against accounts receivables balances, with a corresponding charge recorded in the unaudited condensed consolidated statements of operations and comprehensive income (loss). Delinquent account balances are written off against the allowance for doubtful accounts after management has determined that the likelihood of collection is not probable. Allowance for uncollectible balances amounted to $10,047 and $23,982 as of December 31, 2020 and June 30, 2020, respectively.

Inventories, net

Inventories are stated at net realizable value using the weighted average method. Costs include the cost of raw materials, freight, direct labor and related production overhead. Any excess of the cost over the net realizable value of each item of inventories is recognized as a provision for diminution in the value of inventories.

Net realizable value is the estimated selling price in the normal course of business less any costs to complete and sell products. The Company evaluates inventories on a quarterly basis for its net realizable value adjustments, and reduces the carrying value of those inventories that are obsolete or in excess of the forecasted usage to their estimated net realizable value based on various factors including aging and future demand of each type of inventories. As of December 31, 2020, for certain obsolete, slow-moving and damaged fabric and leather raw materials and metal components or parts used in the manufacturing the Company’s pet leash and other pet products, the Company recorded inventory reserve of $1,158,551. During the six months ended December 31, 2020, the Company disposed approximately $0.7 million of these obsolete and damaged inventory. As a result, inventory reserve has been written down to $475,935 as of December 31, 2020.

Prepayment

Prepayment primarily consists of advances to suppliers for purchasing of raw materials that have not been received, and prepayment to a landlord for lease of a piece of land in order to build a warehouse in the near future. These advances are interest free, unsecured and short-term in nature and are reviewed periodically to determine whether their carrying value has become impaired. No impairment was recorded as of December 31, 2020 and June 30, 2020, as the Company considers all of the prepayment to be fully realizable.

Property, Plant and Equipment, net

Property, plant and equipment are stated at cost less accumulated depreciation and amortization. The straight-line depreciation method is used to compute depreciation over the estimated useful lives of the assets, as follows:

Useful life
Buildings	10-50 years
Leasehold improvement	Lesser of useful life and lease term
Machinery equipment	5-10 years
Transportation vehicles	5 years
Office equipment and furniture	5 years

Expenditures for maintenance and repairs, which do not materially extend the useful lives of the assets, are charged to expense as incurred. Expenditures for major renewals and betterments that substantially extend the useful life of assets are capitalized. The cost and related accumulated depreciation of assets retired or sold are removed from the respective accounts, and any gain or loss is recognized in the unaudited condensed consolidated statements of operations and other comprehensive income (loss) in other income or expenses.

Construction-in-Progress (“CIP”)

Construction-in-progress represents property and buildings under construction and consists of construction expenditures, equipment procurement, and other direct costs attributable to the construction. Construction-in-progress is not depreciated. Upon completion and ready for intended use, construction-in-progress is reclassified to the appropriate category within property, plant and equipment.

Interest expense on outstanding debt is capitalized during the period of significant capital asset construction. Capitalized interest on construction-in-progress is included within property, plant and equipment and is amortized over the life of the related assets.

Intangible Assets, net

Intangible assets consist primarily of a customized software system purchased from a third-party vendor, used for accounting and production management and land use rights. Under PRC law, all land in the PRC is owned by the government and cannot be sold to an individual or company. The government grants individuals and companies the right to use parcels of land for specified periods of time. These land use rights are sometimes referred to informally as “ownership.”

Intangible assets are stated at cost less accumulated amortization. Customized software systems are amortized using the straight-line method over the estimated useful economic life of 10 years. Land use rights are amortization using the straight-line method over the estimated useful life of 50 years, which is determined in connection with the term of the land use rights.

Long-term Investments in Equity Investees

On July 1, 2018, the Company adopted Accounting Standards Codification (“ASC”) 321 “Investments—Equity Securities” (“ASC 321”). In accordance with ASC 321, equity securities over which the Company has no significant influence (generally less than a 20% ownership interest) with readily determinable fair values are accounted for at fair value based on quoted market prices. Equity securities without readily determinable fair values are accounted for either at fair value or using the measurement alternative. Under the measurement alternative, the equity investments are measured at cost, less any impairment, if any, plus or minus changes resulting from observable price changes in orderly transactions for the identical or a similar investment of the Company.

Nanjing Rootaya Intelligence Technology Co., Ltd. (“Nanjing Rootaya”) is an entity incorporated on March 25, 2015 in the PRC and is primarily engaged in development of smart pet products. In July 2018, the Company entered into an equity investment agreement with Nanjing Rootaya to invest RMB 1.25 million ($177,750) for 10% of the ownership interest in Nanjing Rootaya, with the remaining 90% of the ownership interest owned by three unrelated shareholders.

Dogness Network Technology Co., Ltd (“Dogness Network”) is an entity incorporated on November 17, 2017 in the PRC and is engaged in the development and sales of smart pet products. In November 2018, the Company entered into an equity investment agreement with Dogness Network to invest RMB 8.0 million ($1,224,800) for 10% of the ownership interest in Dogness Network. Before the Company’s equity investment, Dogness Network was owned by an unrelated shareholder. As of June 30, 2020, the Company made capital contribution of RMB 4.4 million ($673,640). During six months ended December 31, 2020, the Company made additional capital contribution of RMB 1.6 million ($244,960). As of the date of this filing, the Company intends to make the remaining capital contribution of RMB 2.0 million ($306,200) before June 30, 2021.

Linsun Smart Technology Co., Ltd (“Linsun”) is an entity incorporated on January 25, 2018 in the PRC and is engaged in development and sales of smart pet products. In November 2018, the Company entered into an equity investment agreement with Linsun to invest RMB 3.0 million ($459,300) for 13% of the ownership interest in Linsun, with the remaining 87% of the ownership interest owned by three unrelated shareholders.

The purpose of entering into these equity investment agreements with Nanjing Rootaya, Dogness Network and Linsun was to establish cooperative business with these investees to jointly develop and distribute the Company’s intelligent smart pet products. The Company accounts for the above-mentioned investments using the measurement alternative in accordance with ASC 321.

The Company records the cost method investments at historical cost and subsequently records any dividends received from the net accumulated earnings of the investee as income. Dividends received in excess of earnings are considered a return of investment and are recorded as reductions in the cost of the investments. Investment in equity investees is evaluated for impairment when facts or circumstances indicate that the fair value of the investment is less than its carrying value. An impairment is recognized when a decline in fair value is determined to be other-than-temporary. The Company reviews several factors to determine whether a loss is other-than-temporary. These factors include, but are not limited to, the: (i) nature of the investment; (ii) cause and duration of the impairment; (iii) extent to which fair value is less than cost; (iv) financial condition and near term prospects of the investments; and (v) ability to hold the security for a period of time sufficient to allow for any anticipated recovery in fair value.

As of June 30, 2020, based on the financial condition and operating performance of Nanjing Rootaya, a full impairment loss of $177,750 was applied against this investment. For the Company’s investments in Dogness Network and Linsun, no material impairment indicator was noted as of June 30, 2020 and December 30, 2020 because their operation results indicated net income and cash inflows.

As of December 31, 2020 and June 30, 2020, the Company’s long-term investments in equity investees amounted to $1,377,900 and $1,046,360, respectively.

Fair Value of Financial Instruments

ASC 825-10 requires certain disclosures regarding the fair value of financial instruments. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A three-level fair value hierarchy prioritizes the inputs used to measure fair value. The hierarchy requires entities to maximize the use of observable inputs and minimize the use of unobservable inputs. The three levels of inputs used to measure fair value are as follows:

●	Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) for identical assets or liabilities in active markets.

●	Level 2 - inputs to the valuation methodology include quoted prices for similar assets and liabilities in active markets, quoted market prices for identical or similar assets in markets that are not active, inputs other than quoted prices that are observable and inputs derived from or corroborated by observable market data.

●	Level 3 - inputs to the valuation methodology are unobservable.

Unless otherwise disclosed, the fair value of the Company’s financial instruments including cash, short-term investments, accounts receivable, inventories, prepayments and other current assets, accounts payable, advance from customers, taxes payable, accrued expenses and other current liabilities, current portion of lease liabilities, and short-term bank loans approximate their fair values because of the short-term nature of these instruments. The Company’s long-term investments are accounted for using the measurement alternative in accordance with ASC 321, which also approximate their recorded values.

The Company believes that the carrying amount of long-term loans approximates fair value at December 31, 2020 and June 30, 2020 based on the terms of the borrowings and current market rates as the rates of the borrowings are reflective of the current market rates.

Long-lived assets impairment

The Company reviews long-lived assets, including definitive-lived intangible assets, for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. If the estimated cash flows from the use of the asset and its eventual disposition below are the asset’s carrying value, then the asset is deemed to be impaired and written down to its fair value. During the year ended June 30, 2020, the Company disposed approximately $1.2 million outdated and fully depreciated equipment and machinery (see Note 6). Given the Company’s net loss position in fiscal 2020, the Company further assessed that the expected future cash flow generated from certain machinery and equipment used to manufacture the Company’s low-end traditional pet products would not recover their carrying value, as a result, the Company recorded an additional impairment of $281,680 on these fixed assets for the six months period ended June 30, 2020. No impairment was recorded for the six months ended December 30, 2020.

Leases

The Company adopted ASU No. 2016-02—Leases (Topic 842) since July 1, 2019, using a modified retrospective transition method permitted under ASU No. 2018-11. This transition approach provides a method for recording existing leases only at the date of adoption and does not require previously reported balances to be adjusted. In addition, we elected the package of practical expedients permitted under the transition guidance within the new standard, which among other things, allowed us to carry forward the historical lease classification. Adoption of the new standard resulted in the recording of additional lease assets and lease liabilities of approximately $5.1 million and $1.4 million, respectively, as of July 1, 2019. The standard did not materially impact our consolidated net earnings and cash flows.

Revenue Recognition

On July 1, 2018, the Company adopted ASC 606 Revenue from Contracts with Customers, using the modified retrospective approach. ASC 606 establishes principles for reporting information about the nature, amount, timing and uncertainty of revenue and cash flows arising from the entity’s contracts to provide goods or services to customers. The core principle requires an entity to recognize revenue to depict the transfer of goods or services to customers in an amount that reflects the consideration that it expects to be entitled to receive in exchange for those goods or services recognized as performance obligations are satisfied.

To determine revenue recognition for contracts with customers, the Company performs the following five steps: (i) identify the contract with the customer, (ii) identify the performance obligations in the contract, (iii) determine the transaction price, including variable consideration to the extent that it is probable that a significant future reversal will not occur, (iv) allocate the transaction price to the respective performance obligations in the contract, and (v) recognize revenue when (or as) the Company satisfies the performance obligation.

Revenue is recognized when obligations under the terms of a contract with the Company’s customers are satisfied. Satisfaction of contract terms occur with the transfer of title of the Company’s products to the customers. Net sale is measured as the amount of consideration the Company expects to receive in exchange for transferring the goods to the wholesaler and retailers.

The amount of consideration the Company expects to receive consists of the sales price adjusted for any incentives if applicable. Such incentives do not represent a standalone value and are accounted for as a reduction of revenue in accordance with ASC 606. For the six months ended December 31, 2020 and 2019, the Company did not provide any sales incentives to its customers.

Incidental promotional items that are immaterial in the context of the contract are recognized as expense. Fees charged to customers for shipping and handling are included in net sales and the related costs incurred by the Company are included in cost of goods sold. In applying judgment, the Company considered customer expectations of performance, materiality and the core principles of ASC Topic 606. The Company’s performance obligations are generally transferred to the customer at a point in time. The Company’s contracts with customers generally do not include any variable consideration.

The Company’s revenue is primarily generated from the sales of pet products, including leashes, accessories, collars, harnesses and intelligent pet products, to wholesalers and retailers. Revenue is reported net of all value added taxes (“VAT”). The Company does not routinely permit customers to return products and historically, customer returns have been immaterial.

During the six months ended December 31, 2020, the Company started to provide ribbon dyeing service to customers. The Company utilizes its manufacturing capability and color dyeing technology to provide dyeing solutions to customers and apply dyes or pigments on ribbons made of textile materials such as fibers, yarns and fabrics to achieve customer desired color fastness and quality. The Company recognizes revenue at the point when dyeing solutions and related services are rendered, products after dyeing are delivered and accepted by the customers. The Company earned service fees of approximately $482,376 for the six months ended December 31, 2020.

Contract Assets and Liabilities

Payment terms are established on the Company’s pre-established credit requirements based upon an evaluation of customers’ credit quality. Contact assets are recognized for in related accounts receivable. Contract liabilities are recognized for contracts where payment has been received in advance of delivery. The contract liability balance can vary significantly depending on the timing of when an order is placed and when shipment or delivery occurs.

As of December 31, 2020 and June 30, 2020, other than accounts receivable and advances from customers, the Company had no other material contract assets, contract liabilities or deferred contract costs recorded on its consolidated balance sheet. Costs of fulfilling customers’ purchase orders, such as shipping, handling and delivery, which occur prior to the transfer of control, are recognized in selling, general and administrative expense when incurred.

Disaggregation of Revenues

The Company disaggregates its revenue from contracts by product and service types and geographic areas, as the Company believes it best depicts how the nature, amount, timing and uncertainty of the revenue and cash flows are affected by economic factors. The Company’s disaggregation of revenues for the six months ended December 31, 2020 and 2019 are disclosed in Note 16 of this unaudited condensed consolidation financial statements.

Research and development costs

Research and development expenses include costs directly attributable to the conduct of research and development projects, including the cost of salaries and other employee benefits, testing expenses, consumable equipment and consulting fees. All costs associated with research and development are expensed as incurred.

Income Taxes

The Company accounts for current income taxes in accordance with the laws of the relevant tax authorities. Income taxes are accounted for using the asset and liability approach. Under this approach, income tax expense is recognized for the amount of taxes payable or refundable for the current year. Deferred income taxes assets and liabilities are recognized when temporary differences exist between the tax bases of assets and liabilities and their reported amounts in the consolidated financial statements. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period including the enactment date. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.

An uncertain tax position is recognized as a benefit only if it is “more likely than not” that the tax position would be sustained in a tax examination. The amount recognized is the largest amount of tax benefit that is greater than 50% likely of being realized on examination. For tax positions not meeting the “more likely than not” test, no tax benefit is recorded. Penalties and interest incurred related to underpayment of income tax are classified as income tax expense in the period incurred. As of December 31, 2020, the Company had income tax payable of approximately $3.6 million, primarily related to the unpaid income tax in China. Based on statutory surcharge for overdue tax payment, the Company recorded surcharge of $527,110 as part of the income tax provision as reflected in the consolidated statements of operations and comprehensive income (loss) for the six months ended December 31, 2020. The Company expects to settle the income tax liabilities in fiscal 2021 when the 2020 annual income tax return is assessed by the local tax authority. As of December 31, 2020, all of the Company’s tax returns of its PRC Subsidiaries, Hong Kong subsidiaries, and U.S subsidiary remain open for statutory examination by relevant tax authorities.

Value added tax (“VAT”)

Sales revenue represents the invoiced value of goods, net of VAT. The VAT is based on gross sales price and VAT rates range up to 17% (starting from May 1, 2018, VAT rate was lowered to 16%, and starting from April 1, 2019, VAT rate was further lowered to 13%), depending on the type of products sold. The VAT may be offset by VAT paid by the Company on raw materials and other materials included in the cost of producing or acquiring its finished products. The Company recorded a VAT payable or receivable net of payments in the accompanying consolidated financial statements. Further, when exporting goods, the exporter is entitled to some or all of the refund of the VAT paid or assess.

Since a majority of the Company’s products are exported to the U.S. and Europe, the Company is eligible for VAT refunds when the Company completes all the required tax filing procedures. All of the VAT returns of the Company have been and remain subject to examination by the tax authorities for five years from the date of filing.

Earnings (loss) per Share

The Company computes earnings per share (“EPS”) in accordance with ASC 260, “Earnings per Share” (“ASC 260”). ASC 260 requires companies with complex capital structures to present basic and diluted EPS. Basic EPS is measured as net income (loss) divided by the weighted average common shares outstanding for the period. Diluted presents the dilutive effect on a per share basis of potential common shares (e.g., convertible securities, options and warrants) as if they had been converted at the beginning of the periods presented, or issuance date, if later. Potential common shares that have an anti-dilutive effect (i.e., those that increase income per share or decrease loss per share) are excluded from the calculation of diluted EPS. For the six months ended December 31, 2020, the effect of potential shares of common stock from the unexercised options was dilutive since the exercise prices for the options were lower than the average market price. For the six months ended December 31, 2019, given the Company’s net loss position, potential shares of common stock from the unexercised options are excluded from diluted net (loss) per share as such amounts are anti-dilutive. For the six months ended December 31, 2020 and 2019, the effect of potential shares of common stock from the warrants was anti-dilutive since the exercise prices were higher than the average market price (See Note 14).

Share-Based compensation

The Company follows the provisions of ASC 718, “Compensation - Stock Compensation,” which establishes the accounting for employee stock-based awards. For employee stock-based awards, share-based compensation cost is measured at the grant date based on the fair value of the award and is recognized as expense with graded vesting on a straight-line basis over the requisite service period for the entire award. For the non-employee stock-based awards, the fair value of the awards to non-employees are measured at the grant date based on the fair value of the award and is recognized as expense based on the contractual term or a shorter expected term.

Foreign Currency Translation

The Company’s principal country of operations is the PRC. The financial position and results of the operations of HK Dogness, HK Jiasheng, Dongguan Dogness, Dongguan Jiasheng, Meijia, Intelligence Guangzhou and Dogness Culture are determined using RMB, the local currency, as the functional currency. Dogness Japan uses Japanese Yen as the functional currency, while Dogness Overseas and Dogness Group use U.S Dollar as their functional currency.

The Company’s financial statements are reported using U.S. Dollars. The results of operations and the consolidated statements of cash flows denominated in foreign currencies are translated at the average rate of exchange during the reporting period. Assets and liabilities denominated in foreign currencies at the balance sheet date are translated at the applicable rates of exchange in effect at that date. The equity denominated in the functional currency is translated at the historical rate of exchange at the time of capital contribution. Because cash flows are translated based on the average translation rate, amounts related to assets and liabilities reported on the unaudited condensed consolidated statements of cash flows will not necessarily agree with changes in the corresponding balances on the consolidated balance sheets. Translation adjustments arising from the use of different exchange rates from period to period are included as a separate component of accumulated other comprehensive income (loss) included in unaudited condensed consolidated statements of changes in equity. Gains and losses from foreign currency transactions are included in the unaudited condensed consolidated statement of operations and comprehensive income (loss).

The following table outlines the currency exchange rates that were used in creating the unaudited condensed consolidated financial statements:

	Six months ended December 31, 2020		Six months ended December 31, 2019		June 30, 2020
Period End spot rate	US$1=RMB 6.5326	US$1=JPY 103.2	US$1=RMB 6.9680	US$1=JPY 108.6	US$1=RMB 7.0721	US$1=JPY 107.5
Average rate	US$1=RMB 6.7715	US$1=JPY 105.3	US$1=RMB 7.0289	US$1=JPY 108.0	US$1=RMB 7.0323	US$1=JPY 107.5

Comprehensive income (loss)

Comprehensive income (loss) consists of two components, net income (loss) and other comprehensive income (loss). Other comprehensive income (loss) refers to revenue, expenses, gains and losses that under GAAP are recorded as an element of shareholders’ equity but are excluded from net income. Other comprehensive income (loss) consists of a foreign currency translation adjustment resulting from the Company not using the U.S. dollar as its functional currency.

Concentrations and Credit Risk

A majority of the Company’s expense transactions are denominated in RMB and a significant portion of the Company and its subsidiaries’ assets and liabilities are denominated in RMB. RMB is not freely convertible into foreign currencies. In the PRC, certain foreign exchange transactions are required by law to be transacted only by authorized financial institutions at exchange rates set by the People’s Bank of China (“PBOC”). Remittances in currencies other than RMB by the Company in China must be processed through the PBOC or other China foreign exchange regulatory bodies which require certain supporting documentation in order to affect the remittance.

As of December 31, 2020 and June 30, 2020, $1,007,305 and $879,040 of the Company’s cash and cash equivalents was on deposit at financial institutions in the PRC where there currently is no rule or regulation requiring such financial institutions to maintain insurance to cover bank deposits in the event of bank failure. In addition, the Company’s short-term investments deposited with PRC banks are also not insured.

As of December 31, 2020, four customers accounted for 80% of the Company’s total accounts receivable, with related party customer Guangdong Dogness Network accounted for 13%, and three third party customers accounted for 28%, 27% and 12% of the Company’s total accounts receivable, respectively. As of June 30, 2020, four customers aggregately accounted for 73% of the Company’s total accounts receivable, with related party customer Guangdong Dogness Network accounted for 23%, and three third party customers accounted for 20%, 17% and 13% of the Company’s total accounts receivable, respectively.

For the six months ended December 31, 2020 and 2019, export sales accounted for 47.5% and 46.5% of the Company’s total revenue, respectively. For the six months ended December 31,2020, three customers accounted for 31.4%, 12.4% and 6.3% of the Company’s total revenue, respectively. For the six months ended December 31, 2019, four customers accounted for 25.2%, 6.2%, 5.9% and 5.3% of the Company’s total revenue, respectively.

For the six months ended December 31, 2020, two suppliers accounted for 26.1% of the Company’s total raw materials purchases, with related party supplier Linsun and a third-party supplier accounted for 15.6% and 10.5% of the Company’s total raw material purchases, respectively. For the six months ended December 31, 2019, two suppliers accounted for 33.1% of the Company’s total raw materials purchases, with related party supplier Linsun and a third-party supplier accounted for 20.9% and 12.2% of the Company’s total raw material purchases, respectively.

Statement of Cash Flows

In accordance with ASC 230, “Statement of Cash Flows,” cash flows from the Company’s operations are formulated based upon the local currencies. As a result, amounts related to assets and liabilities reported on the statements of cash flows will not necessarily agree with changes in the corresponding balances on the balance sheets.

Reclassifications

Certain prior period amounts have been reclassified to conform to the current year presentation, such as reclassification of negative VAT tax payable as VAT tax recoverable, and segregation of capital expenditure on construction-in-progress out of capital expenditure on property, plant and equipment. These reclassifications had no effect on the reported revenues, net income (loss) and cash flows.

Risks and Uncertainties

The operations of the Company are located in the PRC. Accordingly, the Company’s business, financial condition, and results of operations may be influenced by political, economic, and legal environments in the PRC, as well as by the general state of the PRC economy. The Company’s results may be adversely affected by changes in the political, regulatory and social conditions in the PRC. Although the Company has not experienced losses from these situations and believes that it is in compliance with existing laws and regulations including its organization and structure disclosed in Note 1, this may not be indicative of future results.

The Company’s business, financial condition and results of operations may also be negatively impacted by risks related to natural disasters, extreme weather conditions, health epidemics and other catastrophic incidents, which could significantly disrupt the Company’s operations.

The Company’s operations may be further affected by the ongoing outbreak of COVID-19 which in March 2020, had been declared as a pandemic by the World Health Organization. To reduce the spread of the COVID-19, the Chinese government has employed measures including city lockdowns, quarantines, travel restrictions, suspension of business activities and school closures. Due to difficulties resulting from the COVID-19 outbreak, including, but not limited to, the temporary closure of the Company’s factory and operations beginning in early February until to late March 2020, limited support from the Company’s employees, delayed access to raw material supplies and inability to deliver products to customers on a timely basis, the Company’s business was negatively impacted and generated lower revenue and net income during the period from February to March 2020 as compared to same period of 2019.

Although the Company resumed its operations in late March 2020 and received and fulfilled increased customer sales orders in the second half of 2020, and the COVID-19 impact on the Company’s operating results and financial performance for the six months ended December 31, 2020 seems to be temporary, a resurgence could negatively affect the execution of customer contracts, the collection of customer payments, disruption of the Company’s supply chain and restriction of the Company’s sales to international market. The continued uncertainties associated with COVID 19 may cause the Company’s revenue and cash flows to underperform. The extent of the future impact of COVID-19 is still highly uncertain and cannot be predicted as of the date the Company’s interim financial statements are released.

Recent Accounting Pronouncements

The Company considers the applicability and impact of all accounting standards updates (“ASUs”). Management periodically reviews new accounting standards that are issued.

Recent Adopted Accounting Pronouncements

In August 2018, the FASB Accounting Standards Board issued ASU No. 2018-13, “Fair Value Measurement (Topic 820): Disclosure Framework Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”). ASU 2018-13 modifies the disclosure requirements on fair value measurements. ASU 2018-13 is effective for all entities for fiscal years beginning after December 15, 2019, with early adoption permitted for any removed or modified disclosures. The removed and modified disclosures were adopted on a retrospective basis and the new disclosures were adopted on a prospective basis. The adoption of this guidance did not have a material impact on the Company’s consolidated financial statements.

Recent Accounting Pronouncements not yet adopted

In June 2016, the FASB issued Accounting Standards Update (“ASU”) 2016-13, Financial Instruments-Credit Losses (Topic 326), which requires entities to measure all expected credit losses for financial assets held at the reporting date based on historical experience, current conditions, and reasonable and supportable forecasts. This replaces the existing incurred loss model and is applicable to the measurement of credit losses on financial assets measured at amortized cost. ASU 2016-13 was subsequently amended by Accounting Standards Update 2018-19, Accounting Standards Update 2019-04, Accounting Standards Update 2019-05. In January 2020, the FASB issued ASU 2020-2, “Financial Instruments – Credit Losses (Topic 326) and Leases (Topic 842): Amendments to SEC Paragraphs Pursuant to SEC Staff Accounting Bulletin No. 119 and Update to SEC Section on Effective Date Related to Accounting Standards Update No. 2016-02, Leases (Topic 842), February 2020” (“ASU 2020-02”). ASU 2020-02 added and amended SEC paragraphs in the Accounting Standards Codification to reflect the issuance of SEC Staff Accounting Bulletin No. 119, related to the new credit losses standard, and comments by the SEC staff related to the revised effective date of the new standard. For public entities, ASU 2016-13 and its amendments is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. For all other entities, this guidance and its amendments will be effective for fiscal years beginning after December 15, 2022, including interim periods within those fiscal years. As an emerging growth company, we plan to adopt this guidance effective January 1, 2023. We are currently evaluating the impact of our pending adoption of ASU 2016-13 on our consolidated financial statements.

In December 2019, the FASB issued ASU No. 2019-12, Income Taxes (Topic 740)—Simplifying the Accounting for Income Taxes. ASU 2019-12 is intended to simplify accounting for income taxes. It removes certain exceptions to the general principles in Topic 740 and amends existing guidance to improve consistent application. ASU 2019-12 is effective for fiscal years beginning after December 15, 2020 and interim periods within those fiscal years, with early adoption permitted. The Company does not expect adoption of the new guidance to have a significant impact on the Company’s financial statements.

In January 2020, the FASB issued ASU 2020-01, Investments - Equity Securities (Topic 321), Investments - Equity Method and Joint Ventures (Topic 323), and Derivatives and Hedging (Topic 815) (“ASU 2020-01”), which is intended to clarify the interaction of the accounting for equity securities under Topic 321 and investments accounted for under the equity method of accounting in Topic 323 and the accounting for certain forward contracts and purchased options accounted for under Topic 815. ASU 2020-01 is effective for the Company beginning January 1, 2021. The Company is currently evaluating the effect of adopting this ASU on the Company’s financial statements.